Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Effective Tax Rate
The income tax provision consisted of the following amounts:

	Year Ended December 31,
	2016	2015	2014
	(In millions, except percentages)
Current
U.S. Federal	$—	$—	$—
State	—	—	—
Total — current	—	—	—
Deferred
U.S. Federal	(1)	10	2
State	—	2	2
Total — deferred	(1)	12	4
Total income tax (benefit) expense	$(1)	$12	$4
Effective tax rate	(100.0)%	14.6%	3.4%

A reconciliation of the U.S. federal statutory rate of 35% to the Company's effective rate is as follows:

	Year Ended December 31,
	2016	2015	2014
	(In millions, except percentages)
Income Before Income Taxes	1	82	117
Tax at 35%	—	29	41
State taxes, net of federal benefit	—	2	1
Investment tax credits	(1)	(1)	—
Impact of non-taxable partnership earnings	(1)	(17)	(33)
Production tax credits, including prior year true-up	4	(4)	(6)
Change in state effective tax rate	—	—	1
Other	(3)	3	—
Income tax (benefit) expense	$(1)	$12	$4
Effective income tax rate	(100.0)%	14.6%	3.4%

For the years ended December 31, 2016, 2015 and 2014, the overall effective tax rate was different than the statutory rate of 35% primarily due to taxable earnings allocated to NRG resulting from its interest in NRG Yield LLC and production and investment tax credits generated from certain wind and solar assets, respectively.
The Company currently owns 53.3% of NRG Yield LLC and consolidates the results due to its controlling interest. The Company records NRG's 46.7% ownership as noncontrolling interest in the financial statements. For tax purposes, NRG Yield LLC is treated as a partnership; therefore, the Company and NRG each record their respective share of taxable income or loss.
The temporary differences, which gave rise to the Company's deferred tax assets, consisted of the following:

	As of December 31,
	2016	2015
	(In millions)
Deferred tax liabilities:
Investment in projects	$3	$27
Total deferred tax liabilities	3	27
Deferred tax assets:
Production tax credits carryforwards	5	10
Investment tax credits	1	1
U.S. Federal net operating loss carryforwards	226	181
State net operating loss carryforwards	3	5
Total deferred tax assets	235	197
Valuation allowance	$(16)	$—
Total deferred tax assets, net of valuation allowance	$219	$197
Net deferred noncurrent tax asset	$216	$170

Tax Receivable and Payable
As of December 31, 2016, the Company had a domestic tax receivable of $6 million, which related to federal cash grants for the Borrego project. This amount is fully reserved pending further discussions with the US Treasury Department.
Deferred Tax Assets and Valuation Allowance
Net deferred tax balance — As of December 31, 2016 and 2015, NRG recorded a net deferred tax asset of $232 million and $170 million, respectively. The Company believes it is more likely than not that the results of future operations will generate sufficient taxable income which includes the future reversal of existing taxable temporary differences to realize deferred tax assets. The Company considered the profit before tax generated in recent years, as well as projections of future earnings and estimates of taxable income in arriving at this conclusion. The Company believes that $16 million, a deferred tax asset, expected to generate a capital loss, for which there are no existing capital gains or available tax planning strategies to utilize the asset in the future may not be realized, resulting in the recording of a valuation allowance.
NOL carryforwards — At December 31, 2016, the Company had domestic NOLs carryforwards for federal income tax purposes of $226 million and cumulative state NOLs of $3 million tax-effected.
Uncertain Tax Positions
The Company had no identified uncertain tax positions that require evaluation as of December 31, 2016.